UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INTZ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2026, Intrusion Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”) by and among the Company, OW Cyber LLC (“Target”), and VigilAigent Corp. (“Seller”), the sole member of Target. Pursuant to the Agreement, the Company agreed to acquire 100% of the membership interests of Target from Seller over two distinct closings.

Pursuant to the terms of the Agreement, the acquisition will be effectuated in two stages:

•	First Closing: Effective June 29, 2026, at the first closing (the “First Closing”), the Company acquired 60% of Target’s membership interests in exchange for a purchase price of $1,950,000 (the “First Closing Purchase Price”), paid through (i) a $200,000 credit from a prior deposit, (ii) a cash payment of $160,000, and (iii) the issuance of $1,590,000 in unregistered shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a contractually defined per share price of $0.67. The First Closing Purchase Price is subject to a post-closing working capital adjustment based on a target working capital of $(1,365,000).
•	Second Closing: Subject to specified closing conditions—including obtaining required Company stockholder and Nasdaq Stock Market (“Nasdaq”) or other regulatory approvals—the Company agreed to acquire, at the second closing (the “Second Closing”), the remaining 40% of Target’s membership interests for a cash payment of $1,300,000. The obligations of the parties to consummate the Second Closing are subject to the satisfaction, or waiver, on or before August 30, 2026 or such later date as may be agreed by the Seller and the Company, of the identified closing conditions.

Concurrent with the First Closing, the parties executed the Limited Liability Company Operating Agreement of Target (the “Operating Agreement”), which recapitalized Target's equity into 100 membership units. Under the terms of the Operating Agreement, the Company was designated as the initial Manager of Target, vesting it with complete and exclusive discretion over Target’s day-to-day operations and business affairs. Effective as of the First Closing, Anthony Scott, the Company’s President and Chief Executive Officer, a member of the Company’s Board of Directors, and the beneficial owner of more than 5% of the Company’s common stock, was appointed as Target’s Chief Executive Officer and Secretary. To protect the Seller's position pending the Second Closing, the Operating Agreement contains an express minority protection covenant mandating that the Seller will maintain an equity interest of not less than 40.0% in Target unless it explicitly consents otherwise in writing.

Pursuant to the terms of the Agreement, at the First Closing, the Company deposited 149,254 shares of the issued Common Stock (the “Retained Shares”) in escrow. These shares will serve as security to satisfy any post-closing indemnification obligations of the Seller, to be released, if at all, after 12 months.

Following the Second Closing, the Seller may receive up to an additional $6,900,000 in contingent consideration (the “Earn-Out Consideration”), payable via the issuance of unregistered shares of Common Stock (“Earn-Out Shares”) upon the achievement of the following specific financial milestones:

•	Milestone 1: If, as of March 31, 2027, the Target’s ARR Run Rate (as hereinafter defined) is equal to $6,000,000 or more and the Target’s Adjusted Operating Cash Flow (as hereinafter defined) is greater than or equal to $0, the applicable portion of the Earn-Out Consideration payable with respect thereto will be $2,700,000.
•	Milestone 2: If, as of September 30, 2027, the ARR Run Rate is equal to $7,500,000 or more and the Adjusted Operating Cash Flow is greater than or equal to $750,000, the applicable portion of the Earn-Out Consideration payable with respect thereto will be $2,700,000.
•	Milestone 3: If, as of March 31, 2028, the ARR Run Rate is equal to $8,600,000 or more, the applicable portion of the Earn-Out Consideration payable with respect thereto will be $2,700,000.

Pursuant to the terms of the Agreement and applicable Nasdaq rules, the Company may not issue shares exceeding 19.9% of its issued and outstanding Common Stock unless it obtains required stockholder and Nasdaq approvals. Any issued Earn-Out Shares will be subject to a six-month lock-up period, interspersed with standard leak-out provisions permitting limited daily sales up to 15% of the average daily trading volume. If the Second Closing occurs and Earn-Out Shares are issued, the Company has agreed to use commercially reasonable efforts to register the resale of such shares upon the Seller's request.

The Agreement contains customary representations, warranties, and covenants. General indemnification obligations survive for two years from the First Closing, subject to a $50,000 basket and a maximum liability cap of $3,000,000.

The foregoing description is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated into this Item 3.02 by reference. At the First Closing, the Company issued 2,223,549 shares of Common Stock to the Buyer. Such shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder. The Seller has represented that it is an “accredited investor” acquiring the shares for investment purposes for its own account and not with a view toward public distribution. All such shares are issued as unregistered, non-certificated book-entry securities bearing appropriate restrictive legends.

Immediately following the issuance of such shares, there were 22,741,846 shares of Common Stock outstanding.

Item 7.01 Regulation FD Disclosure.

On June 29, 2026, the Company issued a press release relating to the transactions that are subject to the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Membership Interest Purchase Agreement, dated as of June 29, 2026, by and among Intrusion Inc., OW Cyber LLC, and VigilAigent Corp.
99.1	Press Release issued by Intrusion Inc., on June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: June 30, 2026	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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